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                                                                    Exhibit 32.1

              Certification of Chief Executive Officer Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

            In connection with the Quarterly Report of Buckeye Partners, L.P. (the "Partnership") on Form 10-Q for the quarterly period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William H. Shea, Jr., Chief Executive Officer of the Partnership's General Partner, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a)); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 9, 2004                       WILLIAM H. SHEA, JR.
                                           -------------------
                                           William H. Shea, Jr.
                                           President and Chief Executive Officer
                                           Buckeye Pipe Line Company LLC
                                           as General Partner of Buckeye
                                           Partners, L.P.